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                                                                   EXHIBIT 23. 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1998, which appears on page 32 of the 1997 Annual Report to Stockholders of Altera Corporation, which is incorporated by reference in Altera Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

San Jose, California
August 31, 1998